April 11, 2014 F I N A N C I A L R E S U L T S 1Q14

1Q14 Financial highlights

- 1Q14 net income of $5.3B and EPS of $1.28
  - Revenue of $23.9B[1], adjusted expense of $14.6B[2] and ROTCE of 13%[3]
  - The net impact of non-recurring and non-core items was not significant in 1Q14
- Fortress balance sheet
  - Basel III Advanced Fully Phased-In Tier 1 common[4] of $156B[5]; ratio of 9.5%[5]
  - Firm Supplementary Leverage Ratio ("SLR")[4] over 5%, including the impact of the U.S. NPR announced this week
- Approval to exit parallel run and CCAR non-objection
  - Intention to increase dividend to $0.40 effective 2Q14[6]
  - $6.5B gross repurchase authorization 2Q14-1Q15

[1] See note 1 on slide 20
[2] Adjusted expense defined as total expense, excluding total legal expense and foreclosure-related matters. See note 2 on slide 20
[3] See note 4 on slide 20
[4] Estimated
[5] Basel III transitional rules became effective for the Firm as of January 1, 2014; Basel III Fully Phased-In refers to the capital rules the Firm will be subject to as of January 1, 2019
[6] Subject to the Board's approval at the customary times those dividends are declared

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S 1Q14 Financial results1 1 See note 1 on slide 20 2 Actual numbers for all periods, not over/(under) 3 See note 4 on slide 20 $mm, excluding EPS $ O/(U) 1Q14 4Q13 1Q13 Revenue (FTE)1 $23,863 ($249) ($1,985) Credit costs 850 746 233 Expense 14,636 (916) (787) Reported net income/(loss) $5,274 ($4) ($1,255) Net income/(loss) applicable to common stockholders $4,898 ($40) ($1,233) Reported EPS $1.28 ($0.02) ($0.31) ROE2 10% 10% 13% ROTCE2,3 13 14 17 2

Fortress balance sheet and returns[1]

$B, except where noted

	1Q14	4Q13	1Q13
Basel III Advanced Fully Phased-In[2]			
Tier 1 common capital	$156	$151	NA
Risk-weighted assets[3]	1,638	1,591	NA
Tier 1 common ratio	9.5%	9.5%	NA
Firm supplementary leverage ratio ("SLR")[4]	5.1%	4.6%	NA
Bank SLR[4]	5.3	4.6	NA
HQLA[5]	$538	$522	$413
Total assets (EOP)	$2,477	$2,416	$2,389
Return on equity	10%	10%	13%
Return on tangible common equity	13	14	17
Return on assets	0.89	0.87	1.14
Return on Risk-weighted assets[3]	1.32	1.33	NA
Tangible book value per share	$41.73	$40.81	$39.54

Impact of U.S. Final Leverage Ratio NPR ~15-20 bps

- Available resources[6] represent ~19% of Basel III RWA
- Compliant with Firm LCR, including the impact of the proposed new rules
- Repurchased $0.4B of common equity in 1Q14
- Firmwide total credit reserves of $16.5B; loan loss coverage ratio of 1.75%

Note: Estimated for 1Q14
[1] See notes on non-GAAP financial measures on slide 20
[2] Basel III Advanced Fully Phased-In refers to the capital rules the Firm will be subject to as of January 1, 2019
[3] Reflects calculation under the Basel III Advanced Approach Fully Phased-In
[4] 1Q14 reflects the U.S. Final Leverage Ratio NPR issued on April 8, 2014; 4Q13 reflects the final supplementary leverage framework issued by the Basel Committee on January 12, 2014
[5] High Quality Liquid Assets ("HQLA") is the estimated amount of assets that qualify for inclusion in the Basel III Liquidity Coverage Ratio ("LCR")
[6] Available resources include Basel III Tier 1 common equity, preferred and trust preferred securities, as well as holding company unsecured long-term debt with remaining maturities greater than 1 year

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

Consumer & Community Banking[1]

$mm	1Q14	$ O/(U) 4Q13	1Q13
Net interest income	$7,026	($24)	($183)
Noninterest revenue	3,434	(830)	(972)
Revenue	$10,460	($854)	($1,155)
Expense	6,437	(884)	(353)
Credit costs	816	744	267
Net income	$1,936	($436)	($650)

Key drivers/statistics ($B)[2]

	1Q14	4Q13	1Q13
EOP Equity[3]	$51.0	$46.0	$46.0
ROE	15%	20%	23%
Overhead ratio	62	65	58
Average loans[4]	$396.8	$400.3	$418.3
Average deposits	471.6	461.1	441.3
Client investment assets (EOP)	195.7	188.8	168.5
Number of branches	5,632	5,630	5,632
Active mobile customers (000's)	16,405	15,629	13,263

[1] See note 1 on slide 20
[2] Actual numbers for all periods, not over/under
[3] 1Q14 includes $3.0 billion of operational risk capital held at the CCB level related to legacy mortgage servicing matters
[4] Includes loans accounted for at fair value and classified as trading assets
[5] Based on the Firm's and peer disclosures as of 4Q13
[6] Per compete.com as of February 2014
[7] Chase ranked #5 for customer satisfaction in originations on an overall basis
[8] Based on Inside Mortgage Finance as of 4Q13
[9] Based on disclosures by peers and internal estimates as of 4Q13
[10] Based on Visa data as of 4Q13
[11] Based on Nilson Report ranking of largest U.S. merchant acquirers for 2013
[12] Per Autocount data as of February 2014

Leadership positions

Consumer & Business Banking

- Deposit growth is among the highest in the industry[5]
- #1 in customer satisfaction among the largest banks for the second year in a row by ACSI
- #1 in small business banking customer satisfaction in three of the four regions (West, Midwest and South) by J.D. Power
- #1 most visited banking portal in the U.S.[6]
- Record client investment assets of $196B

Mortgage Banking

- #1 in customer satisfaction among the largest banks for originations by J.D. Power[7]
- #2 mortgage originator[8]
- #2 mortgage servicer[8]

Card, Merchant Services & Auto

- #1 credit card issuer in the U.S. based on loans outstanding[9]
- #1 global Visa issuer based on consumer and business credit card sales volume[10]
- #1 U.S. co-brand credit card issuer[9]
- #1 wholly-owned merchant acquirer[11]
- #3 non-captive auto lender[12]

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

Consumer & Community Banking

Consumer & Business Banking

$mm	1Q14	$ O/(U) 4Q13	$ O/(U) 1Q13
Net interest income	$2,708	$12	$136
Noninterest revenue	1,672	(48)	67
Revenue	$4,380	($36)	$203
Expense	3,065	36	24
Credit costs	76	(32)	15
Net income	$740	($40)	$99
Key drivers/statistics ($B)[1]			
EOP Equity	$11.0	$11.0	$11.0
ROE	27%	28%	24%
Average total deposits	$458.5	$446.0	$421.1
Deposit margin	2.27%	2.29%	2.36%
Households (mm)[2]	25.2	25.0	24.4
Business Banking loan originations	$1.5	$1.3	$1.2
Business Banking loan balances (Avg)	18.9	18.6	18.7
Net new investment assets	4.2	3.6	4.9
Client investment assets (EOP)	195.7	188.8	168.5

[1] Actual numbers for all periods, not over/(under)
[2] See note 11 on slide 20
[3] Includes employees and contractors

Financial performance

- Net income of $740mm, up 15% YoY, but down 5% QoQ
- Net revenue of $4.4B, up 5% YoY, but down 1% QoQ
- Expense up 1% YoY and QoQ

Key drivers

- Average total deposits of $458.5B, up 9% YoY and 3% QoQ
- Deposit margin of 2.27%, down 9 bps YoY and 2 bps QoQ
- Households[2] up 3% YoY, reflecting strong customer retention
- Business Banking loan originations up 22% YoY and 16% QoQ
- Average Business Banking loans up 1% YoY and 2% QoQ
- Client investment assets up 16% YoY and 4% QoQ
- Headcount down ~1,500 QoQ[3]

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Consumer & Community Banking

Mortgage Banking

$mmm

	1Q14	$ O/(U) 4Q13	$ O/(U) 1Q13
Mortgage Production			
Production-related revenue, excl. repurchase (losses)/benefits	$292	($202)	($926)
Production expense[1]	478	(511)	(232)
Income, excl. repurchase (losses)/benefits	($186)	$309	($694)
Repurchase (losses)/benefits	128	(93)	209
Income/(loss) before income tax expense/(benefit)	($58)	$216	($485)
Mortgage Servicing			
Net servicing-related revenue	$713	$24	($65)
Default servicing expense	364	(110)	(133)
Core servicing expense[1]	218	29	(22)
Servicing expense	$582	($81)	($155)
Income/(loss), excl. MSR risk management	131	105	90
MSR risk management	(401)	(377)	(259)
Income/(loss) before income tax expense/(benefit)	($270)	($272)	($169)
Real Estate Portfolios			
Revenue	$837	($13)	($108)
Expense	346	(65)	(17)
Net charge-offs[2]	174	7	(274)
Change in allowance[2]	(200)	750	450
Credit costs	($26)	$757	$176
Income before income tax expense	$517	($705)	($267)
Mortgage Banking net income	$114	($448)	($559)

Key drivers/statistics ($B)[3]

	1Q14	4Q13	1Q13
EOP Equity	$18.0	$19.5	$19.5
ROE	3%	11%	14%
Mortgage originations[4]	$17.0	$23.3	$52.7
EOP third-party mortgage loans serviced	803.1	815.5	849.2
EOP NCI owned portfolio[5]	115.0	115.0	115.4
ALL/EOP loans[5,6]	2.06%	2.23%	3.66%
Net charge-off rate[2,5,6]	0.61	0.57	1.56

[1] Includes the provision for credit losses
[2] Excludes purchased credit-impaired (PCI) write-offs of $61mm and $53mm for 1Q14 and 4Q13, respectively. See note 3 on slide 20
[3] Actual numbers for all periods, not over/(under)
[4] Firmwide mortgage origination volume was $18.2B, $25.1B and $55.1B, for 1Q14, 4Q13 and 1Q13, respectively
[5] Real Estate Portfolios only
[6] Excludes the impact of PCI loans acquired as part of the WaMu transaction. The allowance for loan losses was $4.1B, $4.2B and $5.7B for these loans at the end of 1Q14, 4Q13 and 1Q13, respectively
[7] Includes employees and contractors; 2013 headcount adjusted for ~1,250 reduction effective January 1, 2014

Financial performance

- Mortgage Production pretax loss of $58mm, down $485mm YoY
  - Revenue 76% lower YoY, primarily on lower volumes; originations down 68% YoY and 27% QoQ
  - Partially offset by lower expenses and repurchase benefit
- Mortgage Servicing pretax loss of $270mm, down $169mm YoY
  - Net servicing-related revenue of $713mm, down 8% YoY
  - Mortgage Servicing expense of $582mm, down 21% YoY
  - MSR risk management loss of $401mm vs. $142mm loss in 1Q13
- Real Estate Portfolios pretax income of $517mm, down $267mm YoY
  - Total net revenue of $837mm, down 11% YoY
  - Credit cost benefit of $26mm
    - Net charge-offs of $174mm[2]
    - Reduction in NCI allowance for loan losses of $200mm
- Headcount down ~14,000, or ~30% since the beginning of 2013, and ~3,000 QoQ[7]

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Consumer & Community Banking

Card, Merchant Services & Auto

$mm	1Q14	$ O/(U) 4Q13	1Q13
Revenue	$4,511	($157)	($209)
Expense	1,969	(261)	26
Net charge-offs	1,013	(33)	(173)
Change in allowance	(250)	50	250
Credit costs	$763	$17	$77
Net income	$1,082	$52	($190)
EOP Equity[1]	$19.0	$15.5	$15.5
ROE[1]	23%	26%	33%
Card Services – Key drivers/statistics ($B)[1]			
Average loans	$123.3	$124.1	$123.6
Sales volume[2]	104.5	112.6	94.7
Net revenue rate	12.22%	12.34%	12.83%
Net charge-off rate	2.93	2.86	3.55
30+ day delinquency rate	1.61	1.67	1.94
# of accounts with sales activity (mm)[2]	31.0	32.3	29.4
% of accounts acquired online[2]	51%	59%	52%
Merchant Services – Key drivers/statistics ($B)[1]			
Merchant processing volume	$195.4	$203.4	$175.8
# of total transactions	9.1	9.6	8.3
Auto – Key drivers/statistics ($B)[1]			
Average loans	$52.7	$51.8	$50.0
Originations	6.7	6.4	6.5

[1] Actual numbers for all periods, not over/(under)
[2] Excludes Commercial Card
[3] See note 6 on slide 20

Financial performance

- Net income of $1.1B, down 15% YoY
  - Net income, excluding the reduction in the allowance for loan losses[3], down 4% YoY
- Revenue of $4.5B, down 4% YoY
- Credit costs of $763mm, up 11% YoY driven by lower provision release, partially offset by lower net charge-offs
  - $250mm reduction in allowance for loan losses
    - Card $200mm and Student $50mm
- Expense of $2.0B, up 1% YoY

Key drivers

Card Services

- Average loans of $123.3B, flat YoY and down 1% QoQ
- Sales volume[2] of $104.5B, up 10% YoY and down 7% QoQ
- Net charge-off rate of 2.93%, down from 3.55% in the prior year and up from 2.86% in the prior quarter

Merchant Services

- Merchant processing volume of $195.4B, up 11% YoY and down 4% QoQ
- Transaction volume of 9.1B, up 10% YoY and down 5% QoQ

Auto

- Average loans up 5% YoY and 2% QoQ
- Originations up 3% YoY and 5% QoQ

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Corporate & Investment Bank[1]

$mm

	1Q14	$ O/(U) 4Q13	$ O/(U) 1Q13
Corporate & Investment Bank revenue	$8,606	$2,586	($1,534)
Investment banking fees	1,444	(227)	11
Treasury Services	1,009	22	(35)
Lending[2]	284	(89)	(214)
Total Banking	**$2,737**	**($294)**	**($238)**
Fixed Income Markets	3,760	561	(992)
Equity Markets	1,295	422	(45)
Securities Services	1,011	(14)	37
Credit Adjustments & Other[3]	(197)	1,911	(296)
Total Markets & Investor Services	**$5,869**	**$2,880**	**($1,296)**
Credit costs	49	68	38
Expense	5,604	712	(507)
Net income	$1,979	$1,121	($631)

Key drivers/statistics ($B)[4]

	1Q14	4Q13	1Q13
EOP equity	$61.0	$56.5	$56.5
ROE[5]	13%	6%	19%
Overhead ratio[6]	65	81	60
Comp/revenue[7]	33	36	33
EOP loans	$104.7	$107.5	$117.5
Average client deposits	412.6	421.6	357.3
Assets under custody ($T)	21.1	20.5	19.3
ALL/EOP loans ex-conduits and trade[8]	2.18%	2.02%	2.17%
Net charge-off/(recovery) rate	0.00	(0.04)	0.07
Average VaR ($mm)	$42	$42	$62

[1] See note 1 on slide 20
[2] Lending revenue includes net interest income, fees, gains or losses on loan sale activity, gains or losses on securities received as part of a loan restructuring and the risk management results related to the credit portfolio (excluding trade finance)
[3] Primarily credit portfolio credit valuation adjustments ("CVA"), FVA and DVA on OTC derivatives and structured notes, and nonperforming derivative receivable results. Results are presented net of associated hedging activities.
[4] Actual numbers for all periods, not over/under
[5] Calculated based on average equity; period-end equity and average equity are the same. Return on equity excluding both FVA (effective 4Q13) and DVA, a non-GAAP financial measure, was 15% and 18% for 4Q13 and 1Q13, respectively
[6] Overhead ratio excluding FVA (effective 4Q13) and DVA, a non-GAAP financial measure, was 61% and 61% for 4Q13 and 1Q13, respectively
[7] Compensation expense as a percentage of total net revenue excluding both FVA (effective 4Q13) and DVA, a non-GAAP financial measure, was 27% and 34% for 4Q13 and 1Q13, respectively
[8] ALL/EOP loans as reported was 1.23%, 1.15% and 1.11% for 1Q14, 4Q13 and 1Q13, respectively
[9] Pro forma results exclude FVA (effective 4Q13) and DVA in 4Q13 and 1Q13; 2014 reported results include FVA/DVA, net of hedges. See note 8 on slide 20

Pro forma results ($mm)[9]

	1Q14	$ O/(U) 4Q13	$ O/(U) 1Q13
Corporate & Investment Bank revenue	$8,606	$590	($1,408)
Total Banking	2,737	(294)	(238)
Total Markets & Investor Services	5,869	884	(1,170)
Net income	$1,979	($117)	($553)
ROE[4]	13%	15%	18%
Overhead ratio[4]	65	61	61
Comp/revenue[4]	33	27	34

Financial performance

- Net income of $2.0B on revenue of $8.6B
  - ROE of 13% compared to 18%, excl. DVA, in 1Q13
- Banking revenue
  - IB fees of $1.4B, up 1% from the prior year, driven by higher advisory and equity underwriting fees, predominantly offset by lower debt underwriting fees
    - Ranked #1 in Global IB fees for 1Q14
  - Treasury Services revenue of $1.0B, down 3% YoY, primarily driven by lower trade finance and business simplification
  - Lending revenue of $284mm, down 43% YoY on lower gains from securities received from restructured loans
- Markets & Investor Services revenue
  - Markets revenue of $5.1B, down 17% YoY primarily driven by:
    - Fixed Income Markets of $3.8B, down 21% YoY on weaker performance across most products and lower levels of client activity, compared to a stronger prior year period
    - Equity Markets of $1.3B, down 3% YoY, compared with the prior year on lower derivatives revenue
  - Securities Services revenue of $1.0B, up 4% YoY, driven by higher net interest income and fees on higher balances
  - Credit Adjustments & Other loss of $197mm driven by net CVA losses as well as losses, net of hedges, related to FVA/DVA
- Expense of $5.6B, down 8% YoY, primarily driven by lower performance-based compensation

FINANCIAL RESULTS
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JPMORGAN CHASE & CO.

Commercial Banking[1]

$mm	1Q14	$ O/(U) 4Q13	1Q13
Revenue	$1,651	($196)	($22)
Middle Market Banking	698	(46)	(55)
Corporate Client Banking	446	(42)	13
Commercial Term Lending	308	10	17
Real Estate Banking[2]	116	(90)	4
Other	83	(28)	(1)
Credit costs	$5	($38)	($34)
Expense	686	33	42
Net income	$578	($115)	($18)
Key drivers/statistics ($B)[3]			
EOP equity	$14.0	$13.5	$13.5
ROE	17%	20%	18%
Overhead ratio	42	35	38
Average loans	$137.7	$135.6	$129.3
EOP loans	138.9	137.1	130.4
Average client deposits	202.9	205.3	196.0
Allowance for loan losses	2.7	2.7	2.7
Nonaccrual loans	0.5	0.5	0.7
Net charge-off/(recovery) rate[4]	(0.04)%	0.07%	(0.02)%
ALL/loans[4]	1.95	1.97	2.05

[1] See notes 1 and 9 on slide 20
[2] 4Q13 included one-time proceeds of $98mm from a lending related workout
[3] Actual numbers for all periods, not over/(under)
[4] Loans held-for-sale and loans at fair value were excluded when calculating the loan loss coverage ratio and net charge-off/(recovery) rate
[5] CB's C&I (Commercial & Industrial) grouping is defined to include certain client segments (Middle Market, which includes Government, Nonprofit & Healthcare Clients; and CCB) and will not align with regulatory definitions

Financial performance

- Net income of $578mm, down 3% YoY and down 17% QoQ
- Revenue of $1.7B, down 1% YoY
- Credit costs of $5mm
  - Net recovery rate of 0.04%; 5th consecutive quarter of net recoveries or single-digit net charge-off rate
  - Excluding recoveries, charge-off rate of 0.01%
- Expense of $686mm, up 7% YoY, largely reflecting higher control and headcount-related[1] expense
- EOP loan balances up 7% YoY, up 1% QoQ
  - C&I[5] loans flat YoY and QoQ
  - Commercial Term Lending loans up 13% YoY
  - Real Estate Banking loans up 29% YoY
- Average client deposits of $202.9B, up 4% YoY and down 1% QoQ

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S Asset Management1 1 See note 1 on slide 20 2 Actual numbers for all periods, not over/(under) 3 See note 10 on slide 20  Net income of $441mm, down 9% YoY  Revenue of $2.8B, up 5% YoY  Record AUM of $1.6T, up 11% YoY  AUM net inflows for the quarter of $14B, driven by net inflows of $20B to long-term products and net outflows of $6B from liquidity products  Record client assets of $2.4T, up 10% YoY and 2% QoQ  Expense of $2.1B, up 11% YoY  Record EOP loan balances of $96.9B, up 19% YoY and 2% QoQ  Record average deposit balances of $149.4B, up 7% YoY and 4% QoQ  Strong investment performance  67% of mutual fund AUM ranked in the 1st or 2nd quartiles over 5 years $mm 1Q14 4Q13 1Q13 Revenue $2,778 ($401) $125 Private Banking 1,509 (90) 63 Institutional 500 (280) (67) Retail 769 (31) 129 Credit costs ($9) ($30) ($30) Expense 2,075 (170) 199 Net income $441 ($127) ($46) Key drivers/statistics ($B)2 EOP equity $9.0 $9.0 $9.0 ROE 20% 25% 22% Pretax margin3 26 29 29 Assets under management (AUM) $1,648 $1,598 $1,483 Client assets 2,394 2,343 2,171 Average loans 95.7 92.7 80.0 EOP loans 96.9 95.4 81.4 Average dep sits 149.4 144.0 139.4 $ O/(U) Financial performance 10

F I N A N C I A L R E S U L T S 1Q14 4Q13 1Q13 Private Equity $215 $202 $397 Treasury and CIO (94) (16) (118) Other Corporate 219 (633) (189) Net income/(loss) $340 ($447) $90 $ O/(U) Private Equity  Private Equity net income of $215mm  Includes $398mm of PE gains  Private Equity portfolio of $7.0B Treasury and CIO  Treasury and CIO net loss of $94mm, compared to a net loss of $78mm in 4Q13  Negative NII of $87mm, compared to negative NII of $96mm for 4Q13  Expect Treasury and CIO NII to break-even during the second half of 2014 Other Corporate  Legal expenses for the quarter were immaterial  ~$90mm after-tax impact of writing down deferred tax assets following New York State tax law changes enacted March 31, 2014 1 See note 1 on slide 20 $mm Corporate/Private Equity1 Financial performance 11

Outlook

Consumer & Community Banking

- If delinquencies continue to trend down and macro-economic environment remains stable or improves, potential for further modest mortgage reserve releases over time; however, expect Card releases to be essentially done
- Expect Mortgage Production pretax income to be a loss of approximately $100-150mm in 2Q14, and pretax income to be negative for the full year 2014

Capital and leverage

- Basel III Tier 1 common ratio target of 10%+
- Firm SLR target of 5.5%+/-
- Bank SLR target of 6%+

Corporate/Private Equity

- Expect Treasury and CIO NII to break-even during the second half of 2014

Firmwide

- Expect adjusted expense to be below $59B[1] for 2014

[1] Adjusted expense defined as total expense, excluding total legal expense and FRM

FINANCIAL RESULTS

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JPMORGAN CHASE & CO.

Agenda Page F I N A N C I A L R E S U L T S 13 Appendix 13

A P P E N D I X  Core NIM up 2 bps QoQ due to:  Higher investment securities yields and lower deposit yields  Partially offset by lower loan yields Core net interest margin1 1 See note 7 on slide 20 2 The core and market-based NII presented for FY2010, FY2011 and FY2012 represent their quarterly averages (e.g. total for the year divided by 4); the yield for all periods represent the annualized yield 3.67% 3.29% 2.97% 2.83% 2.60% 2.60% 2.64% 2.66% 1.51% 1.41% 1.16% 1.14% 1.05% 0.89% 0.86% 0.84% 3.06% 2.74% 2.48% 2.37% 2.20% 2.18% 2.20% 2.20% FY2010 FY2011 FY2012 1Q13 2Q13 3Q13 4Q13 1Q14 Core NII Market-based NII Core NIM Market-based NIM JPM NIM Net interest income trend Comments 2 Average balances Deposits with banks $80B $157B $266B $321B $329B $319B $48B 2 $118B 2 14

A P P E N D I X Consumer credit – Delinquency trends1 Note: Prime mortgage excludes held-for-sale, Asset Management and government-insured loans 1 Excluding purchased credit-impaired loans 2 Includes loans held-for-sale Credit card delinquency trend ($mm)2 Prime mortgage delinquency trend ($mm) Home equity delinquency trend ($mm) Subprime mortgage delinquency trend ($mm) $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Jun-10 Nov-10 Apr-11 Sep-11 Feb-12 Jul-12 Dec-12 May-13 Oct-13 Mar-14 $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Jun-10 Nov-10 Apr-11 Sep-11 Feb-12 Jul-12 Dec-12 May-13 Oct-13 Mar-14 30 – 149 day delinquencies 150+ day delinquencies 30 – 149 day delinquencies 150+ day delinquencies $0 $500 $1,000 $1,500 $2,000 $2,500 $3,000 $3,500 Jun-10 Nov-10 Apr-11 Sep-11 Feb-12 Jul-12 Dec-12 May-13 Oct-13 Mar-14 30 – 149 day delinquencies 150+ day delinquencies $500 $2,000 $3,500 $5,000 $6,500 $8,000 $9,500 $11,000 Jun-10 Nov-10 Apr-11 Sep-11 Feb-12 Jul-12 Dec-12 May-13 Oct-13 Mar-14 30+ day delinquencies 30-89 day delinquencies 15

A P P E N D I X O/(U) 1Q14 4Q13 1Q13 1Q13 Real Estate Portfolios (NCI) Net charge-offs $174 $167 $448 ($274) NCO rate 0.61% 0.57% 1.56% (95)bps Allowance for loan losses $2,368 $2,568 $4,218 ($1,850) LLR/annualized NCOs1 340% 384% 235% Card Services Net charge-offs $888 $891 $1,082 ($194) NCO rate 2.93% 2.86% 3.55% (62)bps Allowance for loan losses $3,591 $3,795 $4,998 ($1,407) LLR/annualized NCOs1 101% 106% 115% Real Estate Portfolios and Card Services – Coverage ratios Real Estate Portfolios and Card Services credit data ($mm) 1 Net charge-offs annualized (NCOs are multiplied by 4) 2 4Q10 adjusted net charge-offs exclude a one-time $632mm adjustment related to the timing of when the Firm recognizes charge-offs on delinquent loans 3 2Q12 adjusted net charge-offs for Card Services were $1,254mm or 4.03%; excluding the effect of a change in charge-off policy for troubled debt restructurings, 2Q12 reported net charge-offs were $1,345mm or 4.32% 4 3Q12 adjusted net charge-offs and adjusted net charge-off rate for Real Estate Portfolios exclude the effect of an incremental $825mm of net charge-offs based on regulatory guidance 5 4Q12 adjusted net charge-offs and adjusted net charge-off rate reflect a full quarter of normalized Chapter 7 Bankruptcy discharge activity, which exclude one-time adjustments related to the adoption of Chapter 7 Bankruptcy discharge regulatory guidance NCOs ($mm) 2,075 1,372 1,214 1,157 1,076 954 899 876 808 696 595 520 448 288 204 167 174 4,512 3,721 3,133 2,671 2,226 1,810 1,499 1,390 1,386 1,254 1,116 1,097 1,082 1,014 892 891 888 $0 $1,000 $2,000 $3,000 $4,000 $5,000 1Q10 2Q10 3Q10 4Q10 1Q11 2Q11 3Q11 4Q11 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 Real Estate Portfolios Card Services 2 3 4 5 16

A P P E N D I X Firmwide – Coverage ratios  $15.8B of loan loss reserves at March 31, 2014, down ~$5B from $20.8B in 1Q13, reflecting improved portfolio credit quality  Loan loss coverage ratio of 1.75%1 1 See note 3 on slide 20 2 NPLs at 1Q14, 4Q13, 3Q13, 2Q13, 1Q13, 4Q12 and 3Q12 include $2.0B, $2.0B, $1.9B, $1.9B, $1.9B, $1.8B and $1.7B, respectively, in accordance with regulatory guidance requiring loans discharged under Chapter 7 bankruptcy and not reaffirmed by the borrower, regardless of their delinquency status to be reported as nonaccrual loans. In addition, the Firm’s policy is generally to exempt credit card loans from being placed on nonaccrual status as permitted by regulatory guidance $mm JPM credit summary 1Q14 4Q13 1Q13 Consumer, ex. credit card LLR/Total loans 1.71% 1.83% 2.56% LLR/NPLs2 55 57 66 Credit Card LLR/Total loans 2.96% 2.98% 4.10% Wholesale LLR/Total loans 1.32% 1.30% 1.33% LLR/NPLs 546 489 332 Firmwide LLR/Total loans 1.75% 1.80% 2.27% LLR /NPLs (ex. credit card)2 100 100 98 LLR /NPLs2 145 146 146 10,391 9,874 11,124 10,609 10,296 9,578 9,027 8,317 8,123 25,871 23,791 22,824 21,936 20,780 19,384 17,571 16,264 15,847 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 1Q12 2Q12 3Q12 4Q12 1Q13 2Q13 3Q13 4Q13 1Q14 0% 100% 200% 300% 400% 500% Loan loss reserve Nonperforming retained loans Loan loss reserve/Total loans1 Loan loss reserve/NPLs1 2 2 2 2 2 2 2 17

Corporate & Investment Bank – Key metrics & leadership positions

Corporate & Investment Bank

($B)	LTM[1]	FY2013	FY2012	FY2011
International revenue	$15.9	$16.5	$16.3	$17.1
International deposits (Avg)[2]	221.2	213.5	189.6	180.1
International loans (EOP)	61.2	59.9	67.7	67.0
Gross CIB revenue from CB	4.2	4.1	4.0	3.7
Banking				
Global IB fees (Dealogic)	#1	#1	#1	#1
TS firmwide revenue[3]	$6.9	$6.9	$6.9	$6.4
Combined Fedwire/CHIPS volume	#1	#1	#1	#1
International electronic funds transfer volume (mm)[4]	360.1	325.5	304.8	250.5
Markets & Investor Services				
International AUC ($T, EOP)	$9.6	$9.2	$8.3	$7.1
All-America Institutional Investor research rankings	NA	#1	#1	#1

Note: LTM rankings included as available. All-America Institutional Investor research rankings are as of October of their respective year

[1] Last twelve months

[2] International client deposits and other third party liabilities

[3] Includes TS product revenue reported in other LOBs related to customers who are also customers of those LOBs

[4] International electronic funds transfer represents volume over the period and includes non-U.S. dollar Automated Clearing House ("ACH") and clearing volume

[5] 4Q13 volume; per Federal Reserve, 2002-2013

[6] FY2013 rank of JPM Fixed Income Markets revenue of 10 leading competitors based on reported information, excluding DVA

Comments

Corporate & Investment Bank

- 49% of revenue is international for LTM 1Q14
- International deposits increased 23% from FY2011 driven by growth across regions

Banking

- Maintained #1 ranking in Global IB fees
- #1 in combined Fedwire and CHIPS volume[5]
- LTM 1Q14 total international electronic funds transfer volume up 44% from 1Q13

Markets & Investor Services

- #1 Fixed income markets revenue share of top 10 investment banks[6]
- International AUC up 35% from FY2011; represents 46% of total AUC at 1Q14
- JPM ranked #1 for FY2013/12/11 for both All-America Fixed Income Research and Equity Research

APPENDIX

18

JPMORGAN CHASE & CO.

IB League Tables

League table results

	1Q14 Rank	1Q14 Share	FY2013 Rank	FY2013 Share
Based on fees:				
Global IB fees[1]	**1**	**8.2%**	**1**	**8.6%**
Based on volumes:				
Global Debt, Equity & Equity-related	**1**	**7.0%**	**1**	**7.3%**
US Debt, Equity & Equity-related	1	12.3%	1	11.9%
Global Long-term Debt[2]	**1**	**7.0%**	**1**	**7.2%**
US Long-term Debt	1	11.5%	1	11.7%
Global Equity & Equity-related[3]	**3**	**7.7%**	**2**	**8.2%**
US Equity & Equity-related	2	10.8%	2	12.1%
Global M&A Announced[4]	**3**	**25.1%**	**2**	**23.0%**
US M&A Announced	3	35.5%	1	35.9%
Global Loan Syndications	**1**	**12.2%**	**1**	**9.9%**
US Loan Syndications	1	17.2%	1	17.6%

Source: Dealogic. Global Investment Banking fees reflects ranking of fees and market share. Remainder of rankings reflects transaction volume rank and market share. Global announced M&A is based on transaction value at announcement; because of joint M&A assignments, M&A market share of all participants will add up to more than 100%. All other transaction volume-based rankings are based on proceeds, with full credit to each book manager/equal if joint

[1] Global Investment Banking fees rankings exclude money market, short-term debt and shelf deals

[2] Long-term debt rankings include investment-grade, high-yield, supranational, sovereigns, agencies, covered bonds, asset-backed securities ("ABS") and mortgage-backed securities ("MBS"); and exclude money market, short-term debt and U.S. municipal securities

[3] Global Equity and equity-related ranking includes rights offerings and Chinese A-Shares

[4] Announced M&A reflects the removal of any withdrawn transactions. U.S. announced M&A represents any U.S. involvement ranking

- For 1Q14, JPM ranked:
  - #1 in Global IB fees
  - #1 in Global Debt, Equity & Equity-related
  - #1 in Global Long-term Debt
  - #3 in Global Equity & Equity-related
  - #3 in Global M&A Announced
  - #1 in Global Loan Syndications

APPENDIX

19

JPMORGAN CHASE & CO.

F I N A N C I A L R E S U L T S Notes on non-GAAP financial measures 1. In addition to analyzing the Firm’s results on a reported basis, management reviews the Firm’s results and the results of the lines of business on a “managed” basis, which is a non-GAAP financial measure. The Firm’s definition of managed basis starts with the reported U.S. GAAP results and includes certain reclassifications to present total net revenue for the Firm (and each of the business segments) on a fully taxable-equivalent (“FTE”) basis. Accordingly, revenue from investments that receive tax credits and tax exempt securities is presented in the managed results on a basis comparable to taxable securities and investments. This non-GAAP financial measure allows management to assess the comparability of revenue arising from both taxable and tax-exempt sources. The corresponding income tax impact related to tax-exempt items is recorded within income tax expense. These adjustments have no impact on net income as reported by the Firm as a whole or by the lines of business. 2. Adjusted expense, a non-GAAP financial measure, excludes firmwide legal expense and expense related to foreclosure-related matters (“FRM”). Management believes this information helps investors understand the effect of these items on reported results and provides an alternate presentation of the Firm’s performance. 3. The ratio of the allowance for loan losses to end-of-period loans excludes the following: loans accounted for at fair value and loans held-for-sale; purchased credit-impaired (“PCI”) loans; and the allowance for loan losses related to PCI loans. Additionally, Real Estate Portfolios net charge-offs and net charge-off rates exclude the impact of PCI loans. 4. Tangible common equity (“TCE”), return on tangible common equity (“ROTCE”) and tangible book value per share (“TBVPS”), are each non-GAAP financial measures. TCE represents the Firm’s common stockholders’ equity (i.e., total stockholders’ equity less preferred stock) less goodwill and identifiable intangible assets (other than MSRs), net of related deferred tax liabilities. ROTCE measures the Firm’s earnings as a percentage of TCE. TBVPS represents the Firm’s tangible common equity divided by period-end common shares. TCE, ROTCE, and TBVPS are meaningful to the Firm, as well as analysts and investors in assessing the Firm’s use of equity and are used in facilitating comparisons of the Firm with competitors. 5. Basel III rules under the transitional Standardized Approach became effective on January 1, 2014. The Firm presents the following non-GAAP measures: Tier 1 common capital, risk-weighted assets (“RWA”) and return on RWA, and the Tier 1 common ratio under the Basel III Advanced Fully Phased-In rules, and the supplementary leverage ratio (“SLR”) under Basel III rules. These measures are used by management, bank regulators, investors and analysts to assess and monitor the Firm’s capital position. For additional information on these measures, see Regulatory capital on pages 161-165 of JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2013. 6. Within Consumer & Community Banking, Card, Merchant Services and Auto presents its change in net income excluding the change in the allowance for loan losses (assuming a tax rate of 38%). This non-GAAP financial measure is used by management to facilitate a more meaningful comparison with prior periods. 7. In addition to reviewing JPMorgan Chase's net interest income on a managed basis, management also reviews core net interest income to assess the performance of its core lending, investing (including asset-liability management) and deposit-raising activities (which excludes the impact of Corporate & Investment Bank's ("CIB") market-based activities). The core net interest income data presented are non-GAAP financial measures due to the exclusion of CIB’s market-based net interest income and the related assets. Management believes this exclusion provides investors and analysts a more meaningful measure by which to analyze the non-market-related business trends of the Firm and provides a comparable measure to other financial institutions that are primarily focused on core lending, investing and deposit-raising activities. 8. The CIB provides certain non-GAAP financial measures, as such measures are used by management to assess the underlying performance of the business and for comparability with peers:  The ratio for the allowance for loan losses to end-of-period loans is calculated excluding the impact of consolidated Firm-administered multi-seller conduits and trade finance loans, to provide a more meaningful assessment of CIB’s allowance coverage ratio.  Prior to January 1, 2014, the CIB provided several non-GAAP financial measures excluding the impact of FVA (effective fourth quarter 2013) and DVA on: net revenue, net income, compensation and overhead ratios, and return on equity. Beginning in the first quarter 2014, the Firm does not exclude FVA and DVA from its assessment of business performance; however, the Firm continues to present these non-GAAP measures for the periods prior to January 1, 2014, as they reflected how management assessed the underlying business performance of the CIB in those prior periods. Additional notes on financial measures 9. Headcount-related expense includes salary and benefits (excluding performance-based incentives), and other non-compensation costs related to employees. 10. Pretax margin represents income before income tax expense divided by total net revenue, which is, in management’s view, a comprehensive measure of pretax performance derived by measuring earnings after all costs are taken into consideration; it is, therefore, another basis that management uses to evaluate the performance of AM against the performance of its peers. 11. A household is a collection of individuals or entities aggregated together by name, address, tax identifier and phone. CBB households are households that have a personal or business deposit, personal investment or business credit relationship with Chase. Reported on a one-month lag. Notes 20

F I N A N C I A L R E S U L T S Forward-looking statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements are based on the current beliefs and expectations of JPMorgan Chase & Co.’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. Factors that could cause JPMorgan Chase & Co.’s actual results to differ materially from those described in the forward-looking statements can be found in JPMorgan Chase & Co.’s Annual Report on Form 10-K for the year ended December 31, 2013, which has been filed with the Securities and Exchange Commission and is available on JPMorgan Chase & Co.’s website (http://investor.shareholder.com/jpmorganchase), and on the Securities and Exchange Commission’s website (www.sec.gov). JPMorgan Chase & Co. does not undertake to update the forward- looking statements to reflect the impact of circumstances or events that may arise after the date of the forward-looking statements. 21